Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 40% Portfolio
March 31, 2026
VFM40-NPRT1-0526
1.9907353.102
Bond Funds - 42.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	35,943	322,053
Fidelity High Income Fund (b)	80,033	641,065
Fidelity Inflation-Protected Bond Index Fund (b)	129,455	1,184,516
Fidelity Long-Term Treasury Bond Index Fund (b)	3,373	31,031
Fidelity Total Bond Fund (b)	1,285,271	12,312,893
VIP Investment Grade Bond II Portfolio - Investor Class (b)	1,299,462	12,305,906
TOTAL BOND FUNDS (Cost $26,773,465)		26,797,464

Domestic Equity Funds - 26.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	8,216	411,786
Fidelity Commodity Strategy Fund (b)	5,929	698,062
Fidelity Contrafund (b)	19,268	442,402
Fidelity Fundamental Small-Mid Cap ETF (b)	13,480	430,686
Fidelity Hedged Equity Fund (b)	53,205	760,837
Fidelity Real Estate Investment Portfolio (b)	3,670	143,428
Fidelity Stock Selector Small Cap Fund (b)	24,561	1,082,877
VIP Stock Selector Portfolio - Investor Class (b)	848,728	11,848,248
VIP Value Strategies Portfolio - Investor Class (b)	35,703	597,317
TOTAL DOMESTIC EQUITY FUNDS (Cost $14,228,939)		16,415,643

International Equity Funds - 17.1%
	Shares	Value ($)
Fidelity Canada Fund (b)	5,594	448,783
Fidelity Emerging Markets Fund (b)	57,429	2,890,980
Fidelity Enhanced International ETF (b)	41,599	1,547,483
Fidelity Infrastructure Fund (b)	2,147	37,897
Fidelity International Capital Appreciation Fund (b)	29,382	998,689
Fidelity International Discovery Fund (b)	14,949	836,525
Fidelity International Small Cap Opportunities Fund (b)	17,498	373,056
Fidelity Japan Smaller Companies Fund (b)	9,409	166,724
Fidelity Overseas Fund (b)	32,359	2,266,782
Fidelity Total International Equity Fund (b)	73,959	1,113,816
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,754,975)		10,680,735

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/16/2026 (d)	3.60	20,000	19,970
US Treasury Bills 0% 6/25/2026 (d)	3.62	20,000	19,830
TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,800)			39,800

Money Market Funds - 13.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.69	2,905,254	2,905,835
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	3.57	5,770,543	5,770,543
TOTAL MONEY MARKET FUNDS (Cost $8,676,378)			8,676,378

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $59,473,557)	62,610,020
NET OTHER ASSETS (LIABILITIES) - 0.0%	8,837
NET ASSETS - 100.0%	62,618,857

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	8	6/2026	888,000	(15,202)
CBOT US Treasury Ultra Bond Contracts (United States)	3	6/2026	348,938	606

TOTAL FUTURES CONTRACTS				(14,596)
The notional amount of long futures as a percentage of Net Assets is 2.0%.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,800.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,270,397	768,656	133,218	23,810	(12)	12	2,905,835	2,905,254	0.0%
Total	2,270,397	768,656	133,218	23,810	(12)	12	2,905,835

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	417,826	31,310	-	-	-	(37,350)	411,786	8,216
Fidelity Canada Fund	462,944	88,248	117,018	-	2,617	11,992	448,783	5,594
Fidelity Commodity Strategy Fund	421,598	220,899	29,128	-	450	84,243	698,062	5,929
Fidelity Contrafund	404,924	84,484	20,889	783	(1,003)	(25,114)	442,402	19,268
Fidelity Emerging Markets Fund	2,670,036	572,213	366,510	-	(4,331)	19,572	2,890,980	57,429
Fidelity Enhanced International ETF	1,168,182	487,894	107,075	11,750	(5,523)	4,005	1,547,483	41,599
Fidelity Floating Rate High Income Fund	397,419	77,429	147,367	5,681	(2,123)	(3,305)	322,053	35,943
Fidelity Fundamental Small-Mid Cap ETF	384,392	30,837	-	539	-	15,457	430,686	13,480
Fidelity Hedged Equity Fund	687,731	142,218	36,477	-	(1,127)	(31,508)	760,837	53,205
Fidelity High Income Fund	820,549	153,701	326,734	10,201	106	(6,557)	641,065	80,033
Fidelity Inflation-Protected Bond Index Fund	1,020,355	216,172	55,445	-	(584)	4,018	1,184,516	129,455
Fidelity Infrastructure Fund	36,029	-	-	-	-	1,868	37,897	2,147
Fidelity International Capital Appreciation Fund	867,406	249,561	59,535	-	(4,371)	(54,372)	998,689	29,382
Fidelity International Discovery Fund	673,860	230,452	40,853	-	(2,396)	(24,538)	836,525	14,949
Fidelity International Small Cap Opportunities Fund	346,614	70,756	35,260	-	(2,219)	(6,835)	373,056	17,498
Fidelity Investments Money Market Government Portfolio - Institutional Class	3,942,477	2,161,692	333,626	43,489	-	-	5,770,543	5,770,543
Fidelity Japan Smaller Companies Fund	137,843	28,444	7,295	-	(562)	8,294	166,724	9,409
Fidelity Long-Term Treasury Bond Index Fund	25,373	5,971	-	282	-	(313)	31,031	3,373
Fidelity Overseas Fund	2,745,098	768,514	1,208,406	-	(2,200)	(36,224)	2,266,782	32,359
Fidelity Real Estate Investment Portfolio	122,291	22,754	5,836	-	(63)	4,282	143,428	3,670
Fidelity Stock Selector Small Cap Fund	942,288	195,124	92,989	-	(2,365)	40,819	1,082,877	24,561
Fidelity Total Bond Fund	10,610,884	2,499,043	684,030	120,342	(6,295)	(106,709)	12,312,893	1,285,271
Fidelity Total International Equity Fund	890,307	315,985	91,790	-	(2,955)	2,269	1,113,816	73,959
VIP Investment Grade Bond II Portfolio - Investor Class	10,606,351	2,363,258	662,582	3,805	(14,467)	13,346	12,305,906	1,299,462
VIP Stock Selector Portfolio - Investor Class	10,785,210	2,397,393	960,898	-	(21,270)	(352,187)	11,848,248	848,728
VIP Value Strategies Portfolio - Investor Class	513,171	111,411	59,471	-	(771)	32,977	597,317	35,703
	52,101,158	13,525,763	5,449,214	196,872	(71,452)	(441,870)	59,664,385

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.